THIRD AMENDMENT
                                          TO
                 CNG NONEMPLOYEE DIRECTORS' FEE PLAN TRUST AGREEMENT


               This Agreement made this 25th day of March, 1997 by and

          between Connecticut Natural Gas Corporation of Hartford,

          Connecticut ("CNG") and Putnam Fiduciary Trust Company, a

          Massachusetts trust company having its principal office in

          Boston, Massachusetts ("Trustee");

                                W I T N E S S E T H :

               WHEREAS, by Agreement dated September 28, 1995, CNG and

          Fleet Bank, N.A. entered into the CNG Nonemployee Directors' Fee

          Plan Trust Agreement (the "Agreement"); and

               WHEREAS, Fleet Bank, N.A. has been removed as Trustee and

          Putnam Fiduciary Trust Company has been appointed successor

          Trustee and has accepted said position of trust; and

               WHEREAS, CNG and the Trustee wish to amend the Agreement in the particulars set forth below; and

               WHEREAS, the right to amend the Agreement has been reserved in Paragraph 10.1 thereof; and

               WHEREAS, the Agreement was previously amended by a First and

          Second Amendment thereto;

               NOW, THEREFORE, CNG and the Trustee hereby agreed to amend the Agreement as follows:

               1.   Subparagraph (j) of Paragraph 5.2, as added by the

          Second Amendment, is hereby amended by the deletion of the first sentence thereof and the substitution of the following sentence in lieu thereof:




               "The Trustee may invest in securities (including stock or rights to acquire stock) or obligations issued by CTG Resources, Inc., including CTG Resources, Inc.
               common stock, as directed by CNG."

               2.   Section 11.1, defining the term "Change of Control, is

          amended by the deletion of "CNG" wherever the same shall appear therein and the substitution of "CTG Resources, Inc." in lieu thereof; and by the addition of the words "or any related

          corporation" immediately preceding the words "or such corpora-

          tion" set forth in the parenthetical phrase in subsection

          (iii)(2) thereof.

               3.   This amendment shall be effective upon or, in the case

          of part 2 hereof, following the effective date of the Agreement and Plan of Exchange, pursuant to which the outstanding shares of

          CNG common stock will be exchanged for shares of common stock of

          CTG Resources, Inc.

               4.   Except as hereinabove modified and amended, the

          Agreement, as amended, shall remain in full force and effect.

               IN WITNESS WHEREOF, the parties hereto have caused this

          Amendment to be duly executed this 30th day of April, 1997.


          ATTEST:                       CONNECTICUT NATURAL GAS CORPORATION


          S/ R. L. Babcock                   S/ James P. Bolduc
          ___________________________   By_________________________________
                                          Its

          ATTEST:                       PUTNAM FIDUCIARY TRUST COMPANY


          S/ Mary MacDonald                  S/ Genna R. Spear VP
          ___________________________   By_________________________________
                                          Its




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          STATE OF CONNECTICUT     )
                                   :  ss.              1997
          COUNTY OF                )

               Personally appeared ____________________________________,
          ______________________ of Connecticut Natural Gas Corporation as aforesaid, signer of the foregoing instrument, and acknowledged the same to be ______ free act and deed as such _______________________ and the free act and deed of said corporation, before me.




                                        Commissioner of the Superior Court
                                        Notary Public
                                        My Commission Expires:


          ________ OF ____________ )
                                   :  ss.              1997
          COUNTY OF                )

               Personally appeared ____________________________________,
          ______________________ of Putnam Fiduciary Trust Company, as aforesaid, signer of the foregoing instrument, and acknowledged the same to be ______ free act and deed as such _______________________ and the free act and deed of said corporation, before me.




                                        Notary Public
                                        My Commission Expires:




















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